UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 17, 2017

POWIN ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-54015	87-0455378
State or other jurisdiction incorporation	Commission File Number	IRS Employe
Identification No.

20550 SW 115th Ave. Tualatin, OR 97062
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (503) 598-6659

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Emerging Growth Company    ☐

Section 5-	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of CertainOfficers

Effective   August 17, 2017, the following individuals were elected as directors to serve until the next annual meeting of shareholders or until their respective successors have been duly qualified and elected:

Joseph Lu
Geoffrey L. Brown
Virgil Beaston
Jim Osterman
Xilong Zhu
Tse Man Kit Keith

Effective August 17, 2017, the following individuals were appointed as officers to serve until the next annual meeting of directors or until their respective successors have been duly qualified and elected:

Geoffrey L. Brown	President
Joseph Lu	Chief Executive Officer
Craig Eastwood	Chief Financial Officer
Mike Wietecki	Corporate Secretary
Virgil Beaston	Chief Technology Officer

Item 5.07	Submission of Matters to a Vote of Security Holders

On August 17, 2017, the Company held its Annual Meeting of Shareholders at which six (6) directors, as noted Item 5.02 of this Report, were elected each to serve until the next Annual Meeting or until their respective successors have been elected and qualified: (b) Anton & Chia, LLP was ratified as the Company’s independent auditors for the fiscal year 2017; and (c) the shareholders provided the required advisory votes on named executive compensation. The vote tabulations are as follows:

Election of Directors

The Consenting Shareholders, described in the Company’s Information Statement dated July 27, 2017 which is incorporated herein by this reference, voted  20,986,228 shares for each of the six (6) director nominees. There were no shareholder votes against or in abstention.

Ratification of Anton & Chia, LLP as Independent Auditors
for Fiscal Year 2017

The Consenting Shareholders described in the Company’s Information Statement dated July 27, 2017 which is incorporated herein by this reference voted 20,986,228 shares for the ratification of Anton & Chia , LLP as the Company’s independent auditors for fiscal year 2017. There were no shareholder votes against or in abstention.

Shareholder Advisory Vote on Named Executive Compensation

The Consenting Shareholders described in the Company’s Information  Statement  dated  July 27, 2017, which is incorporated herein by this reference, voted 20,986,228 shares for the ratification of Anton & Chia , LLP  approving the named  executive compensation. There were no shareholder votes against or in abstention.

Section 7-Regulation FD

Item 7.01-Regulation FD Disclosure

At the Annual Meeting of Shareholders held August 17, 2017, the Company displayed a Power Point Presentation which is included in this Report as an exhibit. The information contained in the Power Point Presentation may contain” forward –looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, (“Exchange Act”).  These forward-looking statements may concern the Company’s operations, performance and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. The information provided in the presentation should be read in conjunction with the Company’s periodic filings with the Securities and Exchange Commission on Form 10-Q and on Form 10-K. The information included in this report shall be deemed “furnished” and shall be deemed “filed” with the Securities and Exchange Commission nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act. The disclosure in this Report of any information does not constitute an admission that such information is material.

Section 9-Financial Information and Exhibits

Item 9.01 Financial Information and Exhibits

Exhibit No.	Description

99.1	Power Point Presentation dated August 17, 2017

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWIN ENERGY CORPORATION

Dated: August 18, 2017	By: /s/ Geoffrey L. Brown
President